UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2026
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 4, 2026, Pinterest, Inc. (the "Company") announced its financial results for the quarter ended March 31, 2026 by issuing a press release. In its press release, the Company also announced that it would be holding a conference call on May 4, 2026 to discuss its financial results for the quarter ended March 31, 2026 and outlook. The text of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Company makes reference to non-GAAP financial information in the Company’s press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
The information included in this Item 2.02 of this Current Report on Form 8-K and the exhibit hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2026, Andrea Acosta, the Company's Chief Accounting Officer, submitted her resignation to the Company to pursue another opportunity, effective May 8, 2026. Ms. Acosta's departure is not the result of any disagreement with the Company. The Company thanks Ms. Acosta for her many contributions and wishes her the best in her future endeavors.
Effective as of May 8, 2026, the Company's Board of Directors has appointed Julia Brau Donnelly, the Company's Chief Financial Officer, as principal accounting officer.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Pinterest, Inc., dated May 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: May 4, 2026	By:	/s/ Julia Brau Donnelly
Julia Brau Donnelly
Chief Financial Officer
(Principal Financial Officer)